UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2006 (May 17, 2006)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 17, 2006, Mr. Deck Slone, Vice President, Investor Relations & Public Affairs, and Mr. John Drexler, Vice President, Accounting and Finance, will deliver a presentation at the Bear Stearns & Co. 15th Annual Global Credit Conference that will include written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1 and are hereby incorporated by reference.
     A copy of the slides will be available at www.shareholder.com/archcoal/events.cfm for 30 days.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
     The following exhibits are attached hereto and furnished herewith.

Exhibit
No.	Description
99.1	Slides from the presentation at Bear Stearns & Co. 15th Annual Global Credit Conference.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2006	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President – Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
99.1	Slides from the presentation at Bear Stearns & Co. 15th Annual Global Credit Conference.